UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 30, 2010

COCA-COLA ENTERPRISES INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	01-09300 (Commission File No.)	58-0503352 (IRS Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339

(Address of principal executive offices, including zip code)

(770) 989-3000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.                      Other Events.

On July 30, 2010, The Coca-Cola Company (“TCCC”) announced that it has voluntarily withdrawn its Notification and Report Forms, filed with the Federal Trade Commission (the “FTC”) pursuant to the Hart-Scott Rodino Antitrust Improvements Act of 1976, in order to provide the FTC additional time to review the proposed merger of a subsidiary of TCCC with  Coca-Cola Enterprises.  TCCC announced that it will re-file the Notification and Report Forms with the FTC on August 2, 2010.  At that time, a new 30-day waiting period will commence.  In addition, TCCC announced that it has withdrawn its required notification with the relevant competition authorities in Canada effective July 30, 2010 and will refile such notification on August 2, 2010. The transaction with TCCC is still expected to close in the fourth quarter of 2010.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2010	COCA-COLA ENTERPRISES INC. (Registrant) By: /S/ WILLIAM T. PLYBON Name: William T. Plybon Title: Vice President, Deputy General Counsel and Secretary

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